July 9, 2004

          Supplement to the April 1, 2004 Class A, B, C, R and Y Shares
             Prospectuses for Pioneer Emerging Markets Fund, and the
      April 30, 2004 Prospectus for Pioneer Emerging Markets VCT Portfolio

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Christopher Smart and Sam Polyak. Mr. Smart and Mr. Polyak are supported by a team of portfolio managers and analysts who specialize in emerging market equity securities. The team manages other Pioneer funds investing primarily in emerging market equity securities. The co-managers and the emerging markets team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Smart and Mr. Polyak were members of the emerging markets team prior to assuming lead portfolio management responsibility. Mr. Smart, senior vice president, has helped direct international and emerging markets research since joining Pioneer in 1995. Mr. Polyak, vice president, joined Pioneer in 1998 as an analyst.


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                                        (C) 2004 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC